Supplemental Cash Flow information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Supplemental Cash Flow Information [Line Items]
Interest paid net of capitalized	$ 70.9	$ 3.0
Income taxes paid	19.3	0.5	0
Increase (decrease) in capital expenditure	4.0	1.3	79.4
Amortization of deferred financing cost	$ 3.6	$ 13.2	$ 3.0